UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2020
EMPIRE STATE REALTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
EMPIRE STATE REALTY OP, L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36106	45-4685158
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West 33rd Street,	12th Floor
New York,	New York	10120
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 687-8700
n/a
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Empire State Realty Trust, Inc.
Class A Common Stock, par value $0.01 per share	ESRT	The New York Stock Exchange

Empire State Realty OP, L.P.
Series ES Operating Partnership Units	ESBA	NYSE Arca, Inc.
Series 60 Operating Partnership Units	OGCP	NYSE Arca, Inc.
Series 250 Operating Partnership Units	FISK	NYSE Arca, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Grant H. Hill to the Board of Directors

On November 30, 2020, at the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of Empire State Realty Trust, Inc. (the “Company”), the Board increased its size from eight to nine directors and appointed Grant H. Hill to the Board as an independent director, effective as of such date, to serve until the next annual meeting of stockholders of the Company and until his successor is duly elected and qualifies. Mr. Hill will also serve as a member of the Board’s Finance Committee and Nominating and Corporate Governance Committee.

The Board has determined that Mr. Hill qualifies as an independent director under the New York Stock Exchange listing standards and the Company’s Corporate Governance Guidelines.

In connection with his service as a director, Mr. Hill will be entitled to receive the same compensation as the Company’s other independent directors, the components of which are described under “Compensation of Directors” in the Company’s Proxy Statement for its 2020 annual meeting of stockholders as filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2020 and incorporated herein by reference. Annual cash compensation and equity award will be pro-rated to the date of Mr. Hill’s appointment to the Board.

In addition, the Company expects to enter into an indemnification agreement with Mr. Hill substantially in the form of the indemnification agreement entered into with all other independent members of the Board, which was filed by the Company with the SEC on February 28, 2018 as Exhibit 10.22 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and is incorporated herein by reference. The indemnification agreement generally provides for the indemnification and advancement of expenses to a director to the maximum extent permitted by Maryland law for claims, suits or proceedings arising out of his or her service to the Company.

There are no arrangements or understandings between Mr. Hill and any other person pursuant to which Mr. Hill was appointed to serve as a director of the Company. There are no transactions in which Mr. Hill has had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

(b), (c) Appointment of New Chief Accounting Officer

On November 30, 2020, the Company announced that Andrew J. Prentice will depart the Company and step down from his role as Chief Accounting Officer and Treasurer with each of the Company and Empire State Realty OP, L.P. (the “Operating Partnership”), effective February 26, 2021.

On November 30, 2020, the Board appointed Stephen Horn as Senior Vice President, Chief Accounting Officer of the Company and the Operating Partnership, effective with Mr. Prentice’s departure on February 26, 2021. In such capacity, Mr. Horn will serve as the Company’s and the Operating Partnership’s principal accounting officer. Mr. Horn will assume the role of Chief Accounting Officer after an interim period serving as Senior Vice President, Deputy Chief Accounting Officer of the Company and the Operating Partnership beginning December 2, 2020.

Mr. Horn, age 34, will join the Company after more than a decade with Ernst & Young LLP (“EY”) serving as an auditor for a variety of clients, including some of the Company’s REIT peers and other real estate companies. Mr. Horn joined EY in 2009 as an Audit Associate in the Detroit office and, after transferring to New York and completing an international capital markets rotation through EY's London office, was promoted to Audit Senior Manager in the New York office, a position he has held from 2017 to the present. Mr. Horn is a certified public accountant, and earned a Bachelor of Arts, Accounting degree and a Master of Science, Accounting degree from Michigan State University in 2008 and 2009, respectively.

The Company expects to enter into an indemnification agreement with Mr. Horn substantially in the form of indemnification agreement entered into with other officers of the Company, which, among other things, provides for indemnification by the Company for certain liabilities and expenses incurred as a result of actions brought, or threatened to be brought, against the executive in connection with his or her status or service as an executive of the Company.

There were no arrangements or understandings between Mr. Horn and any other persons pursuant to which Mr. Horn received his appointment. Mr. Horn does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure

A copy of the press release issued by the Company to announce the appointment of Grant H. Hill to the Board is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 2, 2020
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC. (Registrant)

Date: December 2, 2020	By:	/s/ Thomas N. Keltner, Jr.
	Name:	Thomas N. Keltner, Jr.
	Title:	Executive Vice President, General Counsel and Secretary
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY OP, L.P. (Registrant) By: Empire State Realty Trust, Inc., as general partner

Date: December 2, 2020	By:	/s/ Thomas N. Keltner, Jr.
	Name:	Thomas N. Keltner, Jr.
	Title:	Executive Vice President, General Counsel and Secretary